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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                       PURSUANT TO SECTION 13 OR 15 (d)
                    of the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported) January 22, 2003
                                                       ----------------

      Commission File No. 33-76716
                          --------


                             General Media, Inc.
          ----------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



          Delaware                              13-3750988
-----------------------------------             -----------------------
(State or other jurisdiction                    (IRS Employer
of incorporation or organization)               Identification Number)

11 Penn Plaza, New York, NY                     10001
-----------------------------------             -----------------------
(Address of Principal Executive                 Zip Code
Offices)

                                (212) 702-6000
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)








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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On January 22, 2003, Grant Thornton LLP ("GT") resigned as the independent auditors of General Media, Inc. (the "Registrant") and on January 28, 2003 the Registrant engaged Eisner LLP as the Registrant's independent auditors for the fiscal year ended December 31, 2002.

The reports of GT on the Registrant's consolidated financial statements as of and for the two years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and the report for the year ended December 31, 2000 did not contain a qualified opinion. However GT's report for the year ended December 31, 2001 contained a qualification due to uncertainty regarding the Company's ability to generate sufficient funds from operations to make all the mandatory payments required by its Series C Notes and the Company's ability to continue as a going concern as described in Note 2 to the Registrant's financial statements for such fiscal year. This uncertainty was also reported in Note 1 to the Registrant's condensed consolidated financial statements for the interim periods March 31, 2002, June 30, 2002 and September 30, 2002.

During the Registrant's two most recent fiscal years ended December 31, 2002 and in the interim period from January 1, 2003 to January 22, 2003 there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GT, would have caused them to make reference thereto in their report on the Registrant's financial statements.

During the Registrant's two most recent fiscal years ended December 31, 2002 and the interim period from January 1, 2003 to January 22, 2003 there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

        Exhibits:

        (1) Letter of Grant Thornton LLP with respect to certain matters set forth herein.




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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        General Media, Inc.
                                        (Registrant)


Dated: January 28, 2003                 By:   /s/ Robert C. Guccione
                                              ----------------------
                                                    Signature

                                        Robert C. Guccione
                                        Chairman of the Board
                                        and Chief Executive Officer

                                        (Duly Authorized Officer and
                                        Principal Executive Officer)